                                                                   EXHIBIT 10.17


                            BAKER HUGHES INCORPORATED

                1995 EMPLOYEE ANNUAL INCENTIVE COMPENSATION PLAN

                                    CONTENTS

                                                                                                                 PAGE

ARTICLE 1.        ESTABLISHMENT AND PURPOSE...............................................................        2

ARTICLE 2.        DEFINITIONS.............................................................................        2

ARTICLE 3.        ADMINISTRATION..........................................................................        3

ARTICLE 4.        ELIGIBILITY AND PARTICIPATION...........................................................        3

ARTICLE 5.        AWARD DETERMINATION.....................................................................        4

ARTICLE 6.        PAYMENT OF FINAL AWARDS.................................................................        5

ARTICLE 7.        TERMINATION OF EMPLOYMENT...............................................................        5

ARTICLE 8.        RIGHTS OF PARTICIPANTS..................................................................        6

ARTICLE 9.        BENEFICIARY DESIGNATION.................................................................        6

ARTICLE 10.       AMENDMENT AND TERMINATION...............................................................        6

ARTICLE 11.       GOVERNING LAW AND WITHHOLDING...........................................................        6

                            BAKER HUGHES INCORPORATED
                1995 EMPLOYEE ANNUAL INCENTIVE COMPENSATION PLAN

                      ARTICLE 1. ESTABLISHMENT AND PURPOSE

1.1 ESTABLISHMENT OF THE PLAN. Baker Hughes Incorporated (hereinafter referred to as the "Company"), a Delaware corporation, hereby establishes an annual incentive compensation plan to be known as the "Baker Hughes Incorporated 1995 Employee Annual Incentive Compensation Plan" (hereinafter referred to as the "Plan") as set forth in this document. The Plan permits the awarding of annual cash bonuses to key employees of the Company and its subsidiaries, based on the achievement of preestablished performance goals. The Plan shall become effective as of October 1, 1994, and shall remain in effect until terminated by the Board of Directors of the Company. Notwithstanding any provision herein to the contrary, no amounts shall be paid under the Plan unless and until the stockholders of the Company approve the Plan prior to September 30, 1995.

1.2 PURPOSE. The purpose of the Plan is to provide Key Employees with a meaningful annual incentive opportunity geared toward the achievement of specific corporate and/or individual goals.

                             ARTICLE 2. DEFINITIONS

2.1 DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the defined meaning is intended, the term is capitalized:

         (a) "Board" or "Board of Directors" means the Board of Directors of the Company.

         (b) "Cause" means the occurrence of any one of the following:

                  (i) The willful and continued failure by a Participant to substantially perform his/her duties (other than any such failure resulting from the Participant's disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company believes that the Participant has not substantially performed his/her duties, and the Participant has failed to remedy the situation within ten (10) business days of receiving such notice; or

                  (ii) The Participant's conviction for an act of fraud, embezzlement, theft, or other criminal act constituting a felony; or

                  (iii) The willful engaging by the Participant in gross misconduct or malfeasance. However, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his/her action or omission was in the best interest of the Company; or

                  (iv) The violation of the Company's Standards of Conduct, which violation is determined to be material by the Committee.

         (c) "Committee" means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan. The membership of the Committee shall in all cases be comprised solely of two or more outside directors (within the meaning of Section 162(m)).

         (d) "Company" means Baker Hughes Incorporated, a Delaware corporation, and any successor thereto.

         (e) "Final Award" means the actual award earned for a Plan Year by a Participant as determined by the Committee (see Article 5.4 herein).

         (f) "Key Employee" means an employee of the Company, or any of its subsidiaries, who, in the opinion of the Chief Executive Officer of the Company, is in a position to significantly contribute to the growth and profitability of the Company (see Article 4 herein).

         (g) "Participant" means a Key Employee who is nominated for participation by the Chief Executive Officer of the Company and then is selected by the Committee to participate in the Plan (see Article 4 herein).

         (h) "Plan Year" means the Company's fiscal year commencing October 1 and ending September 30.

         (i) "Section 162(m)" means section 162(m) (or any successor provision) of the Internal Revenue Code of 1986, as amended, and applicable interpretive authority thereunder.

2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

2.3 SEVERABILITY. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                            ARTICLE 3. ADMINISTRATION

3.1 THE COMMITTEE. This Plan shall be administered by the Committee in accordance with the rules that it may establish from time to time that are not inconsistent with the provisions of the Plan.

         The determination of the Committee as to any disputed question arising under this Plan, including questions of construction and interpretation, shall be final, binding, and conclusive upon all persons.

3.2 INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Restated Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                    ARTICLE 4. ELIGIBILITY AND PARTICIPATION

4.1 ELIGIBILITY. Eligibility for participation in the Plan shall be limited to those Key Employees who, by the nature and scope of their position, contribute to the overall results or success of the Company and its subsidiaries.

4.2 PARTICIPATION. Participation in the Plan shall be determined annually based upon the recommendation of the Chief Executive Officer of the Company and the approval of the Committee. Employees approved for participation shall be notified in writing of their selection, and of their performance goals and related Award Opportunities (as defined in Article 5.1), as soon after approval as is practicable.

4.3 PARTIAL PLAN YEAR PARTICIPATION. The Committee may, upon recommendation of the Chief Executive Officer of the Company, allow an individual who becomes eligible after the beginning of a Plan Year to participate in the Plan for that year. In such case, the Participant's Final Award normally shall be prorated based on the number of full months of participation. However, the Committee may, based upon the recommendation of the Chief Executive Officer of the Company, authorize an unreduced Final Award.

4.4 TERMINATION OF APPROVAL. The Committee may withdraw its approval for participation in the Plan for a Participant at any time. In the event of such withdrawal, the employee concerned shall cease to be a Participant as of the date designated by the Committee and the employee shall be notified of such withdrawal as soon as practicable following such action. Further, such employee shall cease to have any right to a Final Award for the Plan Year in which such withdrawal is effective; provided, however, that the Committee may, in its sole discretion, authorize a prorated award based on the number of full months of participation prior to the effective date of such withdrawal.

                         ARTICLE 5. AWARD DETERMINATION

5.1 AWARD OPPORTUNITIES. As soon as practicable (but in no event later than ninety (90) days) after the beginning of each Plan Year, the Committee shall establish, in writing, maximum, target, and minimum incentive award levels (the "Award Opportunities") for each Participant. The established Award Opportunities may vary in relation to the responsibility level of the Participant. In the event a Participant changes job levels or salary grades during the Plan Year, the Award Opportunities may be adjusted by the Committee, in its sole discretion, to reflect the amount of time at each job level and/or in each salary grade.

5.2 PERFORMANCE GOALS. As soon as practicable (but in no event later than ninety
(90) days) after the beginning of each Plan Year, the Committee shall establish, in writing, performance goals for each Participant for that Plan Year. The goals will be based on one or more financial objectives of the Company determined by and defined by the Committee, which objectives may include profits before-tax, profits after-tax, earnings per share, and/or the ratio of after-tax profits to net capital employed; provided, however, that as an alternative to other goals, and in addition thereto, an Award Opportunity shall provide an element based on a goal tied to total shareholder return ("TSR"), as defined by the Committee and discussed in Article 5.4. Nonfinancial objectives may also be included in a Participant's performance goals, and will not represent more than 20 percent of target Award Opportunities, as discussed in Article 5.1. Notwithstanding the foregoing, no covered employee (as such term is defined in Section 162(m)) may have any portion of his Final Award based on nonfinancial, subjective performance goals.

5.3 ADJUSTMENT OF PERFORMANCE GOALS. The Committee shall have the right to adjust the performance goals (either up or down) during the Plan Year if it determines that external changes or other unanticipated business conditions have materially affected the fairness of the goals and unduly influenced the Company's ability to meet them. Further, in the event of a Plan Year of less than twelve (12) months, the Committee shall have the right to adjust the performance goals, at its discretion, to protect the purpose and intent of the Plan. Notwithstanding the foregoing, no such adjustment shall be made with respect to an individual who is a covered employee (within the meaning of Section 162(m)) to the extent the same is considered an upward discretionary increase in the amount of the Final Award for such individual (within the meaning of Section 162(m)).

5.4 FINAL AWARD DETERMINATIONS. As soon as practicable after the end of each Plan Year, Final Awards shall be computed for each Participant as determined by the Committee. The Committee shall certify to what extent the performance goals established pursuant to Article 5.2 and any other material terms of an award were in fact satisfied. Then, two (2) independent computations will be made, as follows:

         (a) Achievement of financial goals (other than TSR goals), as discussed in Article 5.2, shall be assessed via a quantitative formula established by the Committee. Individuals' award calculations will be based on varying Award Opportunities, as discussed in Article 5.1. Adjustment will be made to reflect nonfinancial objectives for eligible Participants, as described in Article 5.2.

         (b) Achievement of TSR goals, as discussed in Article 5.2, shall be assessed via a quantitative formula established by the Committee. Individuals' award calculations will be based on one-half of the target Award Opportunity, as discussed in Article 5.1.

The greater of the resulting two calculations will be used to determine the Final Award paid for the Plan Year. In determining the Final Award, the Committee, in its sole discretion, may increase or decrease calculated amounts to reflect factors regarding performance during the Plan Year which were not, in the sole opinion of the Committee, appropriately reflected in the Final Award calculation. Notwithstanding the foregoing, the Final Award to an individual who is a covered employee (within the meaning of Section 162(m)) will not be subject to upward discretionary adjustment by the Committee. Downward discretionary adjustment for these individuals will be permitted to the extent that such downward adjustments do not prevent the Final Awards to those individuals from being deductible by the Company for federal income tax purposes under Section 162(m).

5.5 INDIVIDUAL AWARD CAP. The maximum annual Final Award any individual may receive in connection with the Plan is $1,000,000.

                       ARTICLE 6. PAYMENT OF FINAL AWARDS

         As soon as practicable following the end of each Plan Year, Final Award payments shall be paid in cash.

                      ARTICLE 7. TERMINATION OF EMPLOYMENT

7.1 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event a Participant's employment is terminated by reason of death, total and permanent disability (as determined by the Committee), or retirement, the Final Award, determined in accordance with Article 5.4 herein, shall be reduced so that it reflects only participation prior to termination. This reduction shall be determined by multiplying said Final Award by a fraction, the numerator or which is the months of participation through the date of termination rounded up to whole months, and the denominator of which is twelve (12). The Final Award thus determined plus all unpaid amounts, if any, from previous years shall be paid as soon as practicable following the Committee's determinations under
Article 5.4 hereof for that Plan Year.

7.2 EMPLOYMENT TRANSFERS. If a Participant transfers from one division to another division within the Company, the Final Award for the Participant's time at the Participant's former division will be prorated for the number of whole months rounded to the nearest whole month of the Plan Year the Participant was at that division. The Final Award will be determined as soon as practicable after the end of the Plan Year and will be based on the financial results at the close of the Plan Year. The Final Award will be paid at the same time the other Final Awards for that division are paid. If a Participant is eligible for a Final Award in his new position, the Final Award will be based on the months left in the Plan Year, on his new base salary level and Award Opportunities, as determined by the Committee based upon the recommendation of the Chief Executive Officer of the Company.

7.3 DISPOSITION OF BUSINESS. If the Participant's division is disposed of during the Plan Year, payment of the Participant's Final Award shall be determined in accordance with the following alternatives:

         (a) If the acquiring party of the division offers employment to the Participant and assumes the obligations under the Plan, either directly or indirectly, and the Participant accepts such offer of employment, the Company shall not be obligated to pay the Final Award and such obligation shall be that of the acquiring party in accordance with the Final Award parameters; or

         (b) If the acquiring party does not assume the obligations under the Plan, whether or not the Participant is offered and accepts employment, then the Participant will receive a prorated Final Award for the portion of the Plan Year that the Participant was employed by the Company prior to the date of the consummation of the sale of the division, to be paid at the same time other Final Awards are paid under the Plan. The computation shall be made on the basis of the number of whole months rounded to the nearest whole month of the Plan Year that the Participant was in active service with the Company; or

         (c) If the acquiring party of the division offers employment to the Participant and assumes the obligations under the Plan, either directly or indirectly, and the Participant rejects such employment, the Participant shall be deemed to have voluntarily resigned as provided under Article 7.4 below.

7.4 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event a Participant's employment is terminated voluntarily by the employee or by the Company for Cause, all of the Participant's rights to a Final Award for the Plan Year then in progress shall be forfeited. If a Participant's termination is for any reason other than as described in Article 7.3, death, disability, retirement, voluntary resignation, or Cause, the Participant will receive a prorated bonus award for the portion of the Plan Year that the Participant was employed by the Company, computed as determined by the Committee, to be paid at the same time other Final Awards are paid under the Plan.

                        ARTICLE 8. RIGHTS OF PARTICIPANTS

8.1 EMPLOYMENT. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time for any reason, nor confer upon any Participant any right to continue in the employ of the Company. For all purposes of the Plan, a Participant shall be considered to be in the employment of the Company as long as he or she remains employed on a full-time basis by the Company or any of its subsidiaries or is on an authorized leave of absence approved by the Committee. Any question as to whether and when there has been a termination of a Participant's employment, and the reason for such termination, shall be determined solely by the Committee, and its determination shall be final and conclusive.

8.2 PARTICIPATION. No Participant or other employee shall at any time have a right to be selected for participation in the Plan for any Plan Year, despite having been selected for participation in a previous Plan Year.

8.3 NONTRANSFERABILITY. No right or interest of any Participant in this Plan shall be assigned or transferable, or subject to any lien, directly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge, and bankruptcy.

                       ARTICLE 9. BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                      ARTICLE 10. AMENDMENT AND TERMINATION

         The Board may modify or amend, in whole or in part, any or all of the provisions of this Plan, or suspend or terminate it entirely; provided, that no such modification, amendment, suspension, or termination may, without the consent of a Participant (or his beneficiary in the case of the death of the Participant), reduce the right of a Participant (or his beneficiary as the case may be) to a payment or distribution hereunder to which he is entitled with respect to a Plan Year that has ended prior to such modification, amendment, suspension, or termination.

                    ARTICLE 11. GOVERNING LAW AND WITHHOLDING

11.1 GOVERNING LAW. THE PLAN, AND ALL AWARDS HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

11.2 WITHHOLDING TAXES. The Company shall have the right to deduct from all payments under this Plan any Federal, state, or local taxes required by law to be withheld with respect to such payments.

                           AMENDMENT NO. 1997-1 TO THE
                              1995 EMPLOYEE ANNUAL
                           INCENTIVE COMPENSATION PLAN


                  This Amendment No. 1997-1 is made to the Baker Hughes Incorporated 1995 Employee Annual Incentive Compensation Plan ("the Plan"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

                  WHEREAS, Baker Hughes Incorporated (the "Company") has determined that it is in its best interest and that of its stockholders to amend the plan as set forth herein;

                  NOW, THEREFORE, the Plan is amended as follows:

1. Article 2.1 of the Plan is amended by inserting the following as new Articles 2.1(a) and 2.1(b):

         (a)"Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

         (b)"Beneficial Owner" shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

2.       Article 2.1 of the Plan is amended by renumbering Article 2.1(a) as
         Article 2.1(c).

3.       Article 2.1(b) is amended in its entirety to read as follows as a new
         Article 2.1(d):

(d)"Cause" for termination by the Company of the Participant's employment shall mean (i) the willful and continued failure by the Participant to substantially perform the Participant's duties with the Company (other than any such failure resulting from the Participant's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a notice of termination for Good Reason by the Participant) after a written demand for substantial performance is delivered to the Participant by the CIC Committee, which demand specifically identifies the manner in which the CIC Committee believes that the Participant has not substantially performed the Participant's duties, or (ii) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the CIC Committee by clear and convincing evidence that Cause exists.

4. Article 2.1 of the Plan is amended by inserting the following as new Articles 2.1(e) and 2.1(f):

(e)A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (1) of paragraph (iii) below; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(f)"CIC Committee" means (i) the individuals (not fewer than three in number) who, on the date six months before a Change in Control, constitute the Committee, plus (ii) in the event that fewer than three individuals are available from the group specified in clause (i) above for any reason, such individuals as may be appointed by the individual or individuals so available (including for this purpose any individual or individuals previously so appointed under this clause (ii)); provided, however, that the maximum number of individuals constituting the CIC Committee shall not exceed six (6).

5. Article 2.1 of the Plan is amended by renumbering Articles 2.1(c) and 2.1(d) as Articles 2.1(g) and 2.1(h), respectively.

6. Article 2.1 of the Plan is amended by inserting the following as a new
Article 2.1(i):

(i)"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

7. Article 2.1 of the Plan is amended by renumbering Article 2.1(e) as Article 2.1(j).

8. Article 2.1 of the Plan is amended by inserting the following as a new
Article 2.1(k);

(k)"Good Reason" for termination by the Participant of the Participant's employment shall mean the occurrence (without the Participant's express written consent) after any Change in Control, or prior to a Change in Control under the circumstances described in clauses (ii) and (iii) of Article 12.2 hereof (treating all references in paragraphs (i) through (vii) below to a "Change in Control" as references to a "Potential Change in Control"), of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (i), (v), (vi) or (vii) below, such act or failure to act is corrected prior to the effective date of the Participant's termination for Good Reason;

(i) the assignment to the Participant of any duties inconsistent with the status of the Participant's position with the Company or a substantial adverse alteration in the nature or status of the Participant's responsibilities from those in effect immediately prior to the Change in Control;

(ii) a reduction by the Company in the Participant's annual base salary as in effect on the date hereof or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company;

(iii) the relocation of the Participant's principal place of employment to a location more than 50 miles from the Participant's principal place of employment immediately prior to the Change in Control or the Company's requiring the Participant to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Participant's present business travel obligations;

(iv) the failure by the Company to pay to the Participant any portion of the Participant's current compensation except pursuant to an across-the-board compensation deferral similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company, or to pay to the Participant any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

(v) the failure by the Company to continue in effect any compensation plan in which the Participant participates immediately prior to the Change in Control which is material to the Participant's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Participant's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Participant's participation relative to other participants, as existed immediately prior to the Change in Control;

(vi) the failure by the Company to continue to provide the Participant with benefits substantially similar to those enjoyed by the Participant under any of the Company's pension, savings, life insurance, medical, health and accident, or disability plans in which the Participant was participating immediately prior to the Change in Control (except for across the board changes similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Participant of any material fringe benefit or perquisite enjoyed by the Participant at the time of the Change in Control, or the failure by the Company to provide the Participant with the number of paid vacation days to which the Participant is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control; or

(vii) if the Participant is party to an individual employment, severance or other similar agreement with the Company, any purported termination of the Participant's employment which is not effected pursuant to the notice of termination or other procedures specified therein.

The Participant's right to terminate the Participant's employment for Good Reason shall not be affected by the Participant's incapacity due to physical or mental illness. The Participant's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

For purposes of any determination regarding the existence of Good Reason, any claim by the Participant that Good Reason exists shall be presumed to be correct unless the Company establishes to the CIC Committee by clear and convincing evidence that Good Reason does not exist.

9. Article 2.1 of the Plan is amended by renumbering Articles 2.1(f) and 2.1(g) as Articles 2.1(l) and (m), respectively.

10. Article 2.1 of the Plan is amended by inserting the following as a new
Article 2.1(n):

(n)"Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

11. Article 2.1 of the Plan is amended by renumbering Article 2.1(h) as Article 2.1(o).

12. Article 2.1 of the Plan is amended by inserting the following as a new
Article 2.1(p):

(p) A "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

(ii) the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

(iii) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates); or

(iv) the Board adopts a resolution to the effect that, for purposes of this Plan, a Potential Change in Control has occurred.

13. Article 2.1 of the Plan is amended by renumbering Article 2.1(i) as Article 2.1(q).

14. Article 4.4 of the Plan is amended by adding at the end thereof the following:

Notwithstanding the foregoing, the Committee may not withdraw its approval for participation in the Plan during the pendency of a Potential Change in Control and for a period of six (6) months after the cessation thereof.

15. Article 10 of the Plan is amended by adding at the end thereof the following:

Notwithstanding the foregoing, the Plan may not be amended in a manner adverse to any Participant during the pendency of a Potential Change in Control and for a period of six (6) months after the cessation thereof.

16. The Plan is amended by inserting the following as a new Article 12:

Article 12. Change in Control

12.1 Change in Control. Notwithstanding any provision of the Plan to the contrary, no later than five (5) days following the occurrence of a Change in Control, (i) Final Awards shall be computed for each Participant pursuant to
Article 5.4 hereof (assuming for this purpose that the performance goals established pursuant to Article 5.2 herein have been achieved to the extent required to earn the expected value target Award Opportunity), and (ii) the Company shall pay to each participant an amount equal to the Final Award so determined multiplied by a fraction, the numerator of which is the number of the Participant's months of participation through the date of Change of Control (rounded up to the nearest whole month), and the denominator of which is twelve
(12).

12.2 Termination of Employment Prior to Change in Control. Notwithstanding any provision of the Plan to the contrary, a Participant shall be entitled to receive, no later than five (5) days following the effective date of such Participant's termination of employment, the payment described in the previous
Article 12.1 if (i) such Participant's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) such Participant terminates his or her employment for Good Reason prior to a Change in Control (whether or not a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of the Person described in clause
(i), or (iii) such Participant's employment is terminated by the Company without Cause or by the Participant for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs).

                  The effective date of this Amendment No. 1997-1 shall be July 23, 1997; provided, however, that, in the event that (A) the Company is party to a transaction which is otherwise intended to qualify for "pooling of interests" accounting treatment, (B) such transaction constitutes a Change in Control within the meaning of the Plan and (C) individuals who satisfy the requirements in clauses (i) and (ii) below constitute at least two-thirds (2/3) of the number of directors of the entity surviving such transaction or any parent thereof: individuals who (i) immediately prior to such transaction constitute the Board and (ii) on the date hereof constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended, by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended then (a) this Amendment No. 1997-1 shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (b) to the extent that the application of clause (a) of this sentence does not preserve the availability of such accounting treatment, then, to the extent that any provision or combination of provisions of this Amendment No. 1997-1 disqualifies the transaction as a "pooling" transaction (including, if applicable, this entire Amendment No. 1997-1), the Board shall amend such provision or provisions if and to the extent necessary (including declaring such provision or provisions to be null and void as of the date hereof) so that such transaction may be accounted for as a "pooling of interests." All determinations with respect to this paragraph shall be made by the Company, based upon the advice of the accounting firm whose opinion with respect to "pooling of interests" is required as a condition to the consummation of such transaction. Except as herein modified, the Plan shall remain in full force and effect.

                                                BAKER HUGHES INCORPORATED

                                                By:
                                                   -------------------------
                                                Title:

                           AMENDMENT NO. 1999-1 TO THE
                              1995 EMPLOYEE ANNUAL
                           INCENTIVE COMPENSATION PLAN

         This Amendment No. 1999-1 is made to the Baker Hughes Incorporated 1995 Employee Annual Incentive Compensation Plan ("the Plan"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

         WHEREAS, Baker Hughes Incorporated (the "Company") has determined that it is in its best interest and that of its stockholders to amend the plan as set forth herein;

         NOW, THEREFORE, the Plan is amended as follows:

1. Article 2.1(e) of the Plan is amended in its entirety to read as follows:

         "(e) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                  (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (1) of paragraph
         (iii) below; or

                  (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                  (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

                  (iv) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or any parent thereof (or a majority plus one member where such board comprises an odd number of members); or

                  (v) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

         Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions."

2. Article 12 of the Plan is amended in its entirety to read as follows:

         "Article 12.  Change in Control

         12.1 Change in Control. Notwithstanding any provision of the Plan to the contrary, no later than five (5) days following the occurrence of a Change in Control other than an event described only in clause (iii) of the definition of Change in Control set forth in Article 2.1(e) of the Plan, (i) Final Awards shall be computed for each Participant pursuant to Article 5.4 hereof (assuming for this purpose that the performance goals established pursuant to Article 5.2 herein have been achieved to the extent required to earn the expected value target Award Opportunity), and (ii) the Company shall pay to each participant an amount equal to the Final Award so determined multiplied by a fraction, the numerator of which is the number of the Participant's months of participation through the date of Change of Control (rounded up to the nearest whole month), and the denominator of which is twelve (12).

         12.2 Termination of Employment Prior to Change in Control or Following Certain Changes in Control. Notwithstanding any provision of the Plan to the contrary, a Participant shall be entitled to receive, no later than five (5) days following the effective date of such Participant's termination of employment, the payment described in the previous Article 12.1 if (i) such Participant's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) such Participant terminates his or her employment for Good Reason prior to a Change in Control (whether or not a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of the Person described in clause (i), (iii) such Participant's employment is terminated by the Company without Cause or by the Participant for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs) or (iv) such Participant's employment is terminated by the Company without Cause or by the Participant for Good Reason, in either case within 2 years following the occurrence of a Change in Control described in clause (iii) of the definition of Change in Control set forth in Article 2.1(e) of the Plan."

         The effective date of this Amendment No. 1999-1 shall be January 27, 1999; provided, however, that, in the event that (A) the Company is party to a transaction which is otherwise intended to qualify for "pooling of interests" accounting treatment, (B) such transaction constitutes a Change in Control within the meaning of the Plan and (C) individuals who satisfy the requirements in clauses (i) and (ii) below constitute at least two-thirds (2/3) of the number of directors of the entity surviving such transaction or any parent thereof: individuals who (i) immediately prior to such transaction constitute the Board and (ii) on the date hereof constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended, by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended then (a) this Amendment No. 1999-1 shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (b) to the extent that the application of clause (a) of this sentence does not preserve the availability of such accounting treatment, then, to the extent that any provision or combination of provisions of this Amendment No. 1999-1 disqualifies the transaction as a "pooling" transaction (including, if applicable, this entire Amendment No. 1999-1), the Board shall amend such provision or provisions if and to the extent necessary (including declaring such provision or provisions to be null and void as of the date hereof) so that such transaction may be accounted for as a "pooling of interests." All determinations with respect to this paragraph shall be made by the Company, based upon the advice of the accounting firm whose opinion with respect to "pooling of interests" is required as a condition to the consummation of such transaction. Except as herein modified, the Plan shall remain in full force and effect.

                            BAKER HUGHES INCORPORATED

                            By:
                               -----------------------------------------
                            Name: G.S. Finley
                            Title:  Senior Vice President
                            and Chief Administrative Officer